SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 25, 2010

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CAPITOL FEDERAL FINANCIAL

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(Exact name of Registrant as specified in its Charter)

United States                                                                000-25391                                                              48-1212142
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(State or other jurisdiction of incorporation)                   (Commission File Number)                   (IRS Employer Identification Number)

700 Kansas Avenue Topeka, Kansas 66603
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(785) 235-1341

N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDRS

Capitol Federal Financial (“the Registrant”) held its special meeting of stockholders on August 24, 2010. Holders of record of the Registrant’s common stock at the close of business on July 2, 2010, were entitled to vote on seven proposals at the special meeting. The final voting results of each proposal are set forth below.

Proposal 1 – Amended and Restated Plan of Conversion and Reorganization
The Registrant’s stockholders approved the Amended and Restated Plan of Conversion and Reorganization as described in the proxy statement/prospectus dated May 6, 2010.

	Votes of stockholders	Votes of stockholders
	Excluding Capitol Federal Savings Bank MHC	Including Capitol Federal Savings Bank MHC
For	17,499,235	69,697,765
Against	455,542	455,542
Abstain	69,712	69,712
Broker Non-Votes	2,332,069	2,332,069

Proposal 2 -- Contribution to the Capitol Federal Foundation
The Registrant's stockholders approved the contribution to the Capitol Federal Foundation.

For	71,101,330
Against	1,315,840
Abstain	136,582
Broker Non-Votes	-

Proposal 3 -- Adjournment of Special Meeting
The Registrant's stockholders approved the proposal providing for the adjournment of the special meeting, if necessary, to solicit additional proxies in the event that there were not sufficient votes at the time of the special meeting to approve the Plan of Conversion and Reorganization.

For	71,190,370
Against	1,258,572
Abstain	105,486
Broker Non-Votes	-

Proposals 4a - 4d  Informational Proposals
4a.  The Registrant's stockholders approved a provision in Capitol Federal Financial, Inc.'s articles of incorporation to limit the ability of stockholders to remove directors.

For	63,572,159
Against	8,788,650
Abstain	191,887
Broker Non-Votes	-

4b.  The Registrant's stockholders approved a provision in Capitol Federal Financial, Inc.'s articles of incorporation requiring a super-majority vote of stockholders to approve certain amendments to Capitol Federal Financial, Inc.'s articles of incorporation.

For	64,013,116
Against	8,394,402
Abstain	146,263
Broker Non-Votes	-

4c.  The Registrant's stockholders approved a provision in Capitol Federal Financial, Inc.'s articles of incorporation requiring a super-majority vote of stockholders to approve stockholder-proposed amendments to Capitol Federal Financial, Inc.'s bylaws.

For	64,060,153
Against	8,347,527
Abstain	145,938
Broker Non-Votes	-

4d.  The Registrant's stockholders approved a provision in Capitol Federal Financial, Inc.'s articles of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of Capitol Federal Financial, Inc.'s outstanding voting stock.

For	64,077,476
Against	8,313,704
Abstain	162,193
Broker Non-Votes	-

ITEM 8.01 OTHER EVENTS

On August 25, 2010, Capitol Federal Financial (the “Company”) announced that its stockholders and the members of Capitol Federal Savings Bank MHC (depositors and certain borrowers of Capitol Federal Savings Bank) have each approved the plan of conversion and reorganization pursuant to which Capitol Federal Savings Bank MHC will convert to the stock holding company form of organization and the contribution to the charitable foundation.

The Company also announced that it intends to seek an extension of time from the Office of Thrift Supervision to complete the stock offering being conducted by Capitol Federal Financial, Inc. in connection with the Company’s conversion from the mutual holding company to the stock holding company form of organization and will obtain an updated independent appraisal of the common stock due to the general decrease in the prices of stocks of financial institutions since the commencement of the offering.

The foregoing description is only a summary and is qualified in its entirety to the full text of the release which is included as Exhibit 99 to this report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit 99 - Press Release dated August 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL

Date: August 26, 2010                        By:  /s/ Kent G. Townsend

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                                Kent G. Townsend, Executive Vice-President and Chief Financial Officer